Exhibit 24(c)

                 POWERS OF ATTORNEY - PIONEER

                        POWER OF ATTORNEY

WHEREAS, Pioneer Communications, Inc., a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Chorus Communications Group,
Ltd.'s ("Chorus") common stock which will be issued in connection with the proposed merger of a subsidiary of Chorus and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Chorus and Pioneer Communications, Inc.

NOW, THEREFORE, the undersigned hereby appoints Terrence Mathers and Douglas
J. Timmerman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 14th day of March, 1997.

                              /s/ G. Burton Bloch
                              G. Burton Bloch, Director

                        POWER OF ATTORNEY

     WHEREAS, Pioneer Communications, Inc., a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Chorus Communications Group, Ltd.'s ("Chorus") common stock which will be issued in connection with the proposed merger of a subsidiary of Chorus and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Chorus and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Terrence Mathers and Douglas J. Timmerman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 14th day of March, 1997.

                                   /s/ Mark V. Brickl
                                   Mark V. Brickl, Director

                        POWER OF ATTORNEY

WHEREAS, Pioneer Communications, Inc., a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Chorus Communications Group,
Ltd.'s ("Chorus") common stock which will be issued in connection with the proposed merger of a subsidiary of Chorus and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Chorus and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Terrence Mathers and Douglas J. Timmerman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 14th day of March, 1997.


                                   /s/ Albert Ertz, Jr.
                                   Albert Ertz, Jr., Director


                        POWER OF ATTORNEY

WHEREAS, Pioneer Communications, Inc., a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Chorus Communications Group,
Ltd.'s ("Chorus") common stock which will be issued in connection with the proposed merger of a subsidiary of Chorus and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Chorus and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Terrence Mathers and Douglas J. Timmerman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 14th day of March, 1997.

                                   /s/ Joseph Grosser
                                   Joseph Grosser, Director


                        POWER OF ATTORNEY

     WHEREAS, Pioneer Communications, Inc., a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Chorus Communications Group, Ltd.'s ("Chorus") common stock which will be issued in connection with the proposed merger of a subsidiary of Chorus and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Chorus and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Terrence Mathers and Douglas J. Timmerman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 14th day of March, 1997.


                                   /s/ Gerald Knapp
                                   Gerald Knapp, Director

                        POWER OF ATTORNEY

     WHEREAS, Pioneer Communications, Inc., a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Chorus Communications Group, Ltd.'s ("Chorus") common stock which will be issued in connection with the proposed merger of a subsidiary of Chorus and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Chorus and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Terrence Mathers and Douglas J. Timmerman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 14th day of March, 1997.


                                   /s/ Henry A. Melssen
                                   Henry A. Melssen, Director


                        POWER OF ATTORNEY

WHEREAS, Pioneer Communications, Inc., a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Chorus Communications Group,
Ltd.'s ("Chorus") common stock which will be issued in connection with the proposed merger of a subsidiary of Chorus and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Chorus and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Terrence Mathers and Douglas J. Timmerman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 14th day of March, 1997.


                                   /s/ Dennis Marshall
                                   Dennis Marshall, Director

                        POWER OF ATTORNEY

WHEREAS, Pioneer Communications, Inc., a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Chorus Communications Group,
Ltd.'s ("Chorus") common stock which will be issued in connection with the proposed merger of a subsidiary of Chorus and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Chorus and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Terrence Mathers and Douglas J. Timmerman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 14th day of March, 1997.

                                   /s/ Douglas J. Timmerman
                                   Douglas J. Timmerman, Director